UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 28, 2004

Date of Earliest Event Reported:  October 27, 2004

DEPARTMENT 56, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11908	13-3684956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 944-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

A copy of the Company Press Release, dated October 27, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

99.1                           Press Release, dated October 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPARTMENT 56, INC.

/s/ Timothy J. Schugel
Timothy J. Schugel
Executive Vice President and Chief Financial Officer

Dated: October 28, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 27, 2004.